Exhibit 13.1

             Rule 13a-14b Certification of Chief Executive Officer


In connection with the Annual Report of New World Batteries, Inc., (the "Company") on Form 20-F for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, , Chief Executive Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 27, 2008


/s/ Marcus Weston
-----------------
Marcus Weston
Chief Executive Officer


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